UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

Commission file number 001-12537

NEXTGEN HEALTHCARE, INC.

(Exact name of registrant as specified in charter)

California	95-2888568
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3525 Piedmont Rd., NE Building 6, Suite 700 Atlanta, GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 467-1500

None

Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	NXGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Reincorporation Merger

On October 13, 2021 (the “Effective Date”), NextGen Healthcare, Inc., a California corporation (“NextGen California” or, prior to the Reincorporation (as defined below), the “Company”), effected the change of the Company’s jurisdiction of incorporation from California to Delaware (the “Reincorporation”) by merging (the “Reincorporation Merger”) with a direct wholly owned subsidiary, NextGen Healthcare, Inc., a Delaware corporation (“NextGen Delaware” or, following the Reincorporation, the “Company”), pursuant to an Agreement and Plan of Merger (the “Reincorporation Merger Agreement”), dated as of October 13, 2021, by and between NextGen California and NextGen Delaware, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. NextGen California shareholders approved the Reincorporation Merger to effect the Reincorporation at the Annual Meeting of Shareholders held on October 13, 2021 (the “Annual Meeting”). As a result of the Reincorporation, (i) NextGen California has ceased to exist, (ii) NextGen Delaware automatically inherited the reporting obligations of NextGen California under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) NextGen Delaware is deemed to be the successor issuer to NextGen California.

The common stock, par value $0.01 per share, of NextGen California (the “NextGen California Common Stock”) was listed for trading on the NASDAQ Global Select Market and traded under the symbol “NXGN.” As of the Effective Date, this symbol, without interruption, represents shares of common stock, par value $0.01 per share, of NextGen Delaware (the “NextGen Delaware Common Stock”). There was no change in the Exchange Act File Number assigned by the Securities and Exchange Commission (the “Commission”) as a result of the Reincorporation.

As of the Effective Date, the rights of the Company’s stockholders began to be governed by the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Incorporation of NextGen Delaware attached hereto as Exhibit 3.1, which is incorporated by reference herein (the “Delaware Certificate”) and the Bylaws of NextGen Delaware attached hereto as Exhibit 3.2, which is incorporated by reference herein (the “Delaware Bylaws”).

Other than the change in corporate domicile, the Reincorporation did not result in any change in the business, physical location, management or the financial condition of the Company, nor did it result in any change in location of its current employees, including management. On the Effective Date, (i) the board of directors of NextGen Delaware was reconstituted as described in Item 5.02 of this Current Report on Form 8-K, and the officers of NextGen California prior to the Reincorporation continued as the officers of NextGen Delaware after the Reincorporation, (ii) each outstanding share of NextGen California Common Stock was automatically converted into one share of NextGen Delaware Common Stock, and (iii) all of NextGen California’s employee benefit and compensation plans immediately prior to the Reincorporation were continued by NextGen Delaware, and each outstanding equity award relating to shares of NextGen California Common Stock was converted into an equity award relating to an equivalent number of shares of NextGen Delaware Common Stock on the same terms and subject to the same conditions. Beginning at the effective time of the Reincorporation, unless surrendered and exchanged for certificates representing shares of NextGen Delaware Common Stock, each certificate representing NextGen California Common Stock was deemed for all corporate purposes to evidence ownership of NextGen Delaware Common Stock.

With respect to the rights of holders of NextGen Delaware Common Stock, the Delaware Certificate, the Delaware Bylaws and the DGCL provide for many of the same rights and obligations as did the Restated Articles of Incorporation of NextGen California, the Fourth Amended and Restated Bylaws of NextGen California and the California Corporations Code for the holders of NextGen California Common Stock, although there are differences in certain important respects. For a description of those differences, see the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Commission on September 13, 2021 (as supplemented or amended, the “Proxy Statement”). The Company hereby incorporates by reference the section entitled “The Charters and Bylaws of NextGen California and NextGen Delaware Compared and Contrasted and Significant Differences Between the Corporation Laws of California and Delaware” set forth in the Proxy Statement. The foregoing descriptions of the NextGen Delaware Common Stock, the NextGen Delaware Preferred Stock, the Delaware Certificate and the Delaware Bylaws are qualified in their entirety by the full text of the Delaware Certificate and the Delaware Bylaws, which are attached hereto as Exhibits 3.1 and 3.2. The foregoing description of the Reincorporation Merger Agreement is qualified in its entirety by the full text of the Reincorporation Merger Agreement, which is attached hereto as Exhibit 2.1.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

Officers and Directors of NextGen Delaware

The executive officers of NextGen California immediately prior to the Reincorporation Merger became the executive officers of NextGen Delaware immediately following the Reincorporation Merger, and each executive officer has continued his or her employment with the Company under the same terms and position or positions as his or her directorship or employment with NextGen California immediately prior to the Effective Date.

At the Effective Date, the board of directors of NextGen Delaware was reconstituted such that the nine director nominees that received a plurality of the votes represented by the proxies and votes received at the Annual Meeting were appointed by the sole director of NextGen Delaware (the “Sole Director”) as the directors of NextGen Delaware following the Reincorporation Merger as if a plurality voting standard had applied, following which the Sole Director resigned as director of NextGen Delaware. Information regarding the nine members of the NextGen Delaware board is set forth in the Proxy Statement.

In addition, the standing committees of the board of directors of the Company (Audit, Compensation and Nominating & Governance) will consist of the same standing committees of the board of directors of NextGen California, and the membership of each committee has not yet been determined by the board of directors of the Company.

Amended and Restated 2015 Equity Incentive Plan

As described in Item 5.07 of this Current Report on Form 8-K, the Company’s shareholders approved an amendment and restatement of the Company’s 2015 Equity Incentive Plan at the Annual Meeting (the “A&R Plan”).

For a description of the terms and conditions of the A&R Plan, see “Proposal 5: Amendment and Restatement of 2015 Amended Equity Incentive Plan” in the Proxy Statement, which description is incorporated herein by reference.

The foregoing description of the A&R Plan and the description of the A&R Plan contained in the Proxy Statement are each qualified in their entirety by reference to the full text of the A&R Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 13, 2021, the Company held the Annual Meeting. Set forth below are each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting, and the certified voting results reported by the independent inspector of elections, First Coast Results, Inc. (“First Coast”). As of the close of business on September 2, 2021, the record date for the Annual Meeting, 67,332,144 shares of NextGen California Common Stock were outstanding and entitled to vote at the Annual Meeting. Based on the tabulation of the voting results from First Coast, 59,119,477 shares of NextGen California Common Stock were present in person or represented by proxy at the annual meeting, representing 87.8% of the shares of NextGen California Common Stock entitled to be voted.

The results of the shareholder votes are set forth below.

Proposal 1 – Reincorporation of the Company in the State of Delaware

The Company’s shareholders approved a resolution proposing the reincorporation of the Company in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation”) by the votes indicated below:

Proposal No. 1	For	Against	Abstain	Broker Non-Votes
Resolution proposing the Reincorporation	47,930,703	10,863,118	49,625	325,113

Proposal 2A – Provisions Limiting Stockholders’ Right to Call Special Meetings

The Company’s shareholders rejected a resolution proposing the approval of provisions in the Delaware Certificate and Delaware Bylaws of NextGen Delaware limiting the Company’s stockholders’ right to call special meetings of stockholders by the votes indicated below:

Proposal No. 2A	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of provisions in the Delaware Certificate and Delaware Bylaws of NextGen Delaware limiting the Company’s stockholders’ right to call special meetings of stockholders	23,470,259	35,315,943	57,244	325,114

Proposal 2B – Provisions to Allow the Filling of Board Vacancies Solely by Majority of Remaining Directors

The Company’s shareholders rejected a resolution proposing the approval of a provision in the Delaware Certificate providing that vacancies occurring on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors voting by the votes indicated below:

Proposal No. 2B	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision in the Delaware Certificate providing that vacancies occurring on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors	29,291,521	29,421,185	130,740	325,113

Proposal 2C – Provision Disallowing Cumulative Voting

The Company’s shareholders approved a resolution proposing the approval of a provision disallowing cumulative voting by the votes indicated below:

Proposal No. 2C	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision disallowing cumulative voting	46,611,094	12,180,489	51,862	325,114

Proposal 2D – Provision Permitting Board Size to be Fixed Solely by Resolution of Board of Directors

The Company’s shareholders rejected a resolution proposing the approval of a provision in the Delaware Certificate providing that the total number of directors constituting the Board of Directors may be fixed solely by resolution of the Board of Directors by the votes indicated below:

Proposal No. 2D	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision in the Delaware Certificate providing that the total number of directors constituting the Board of Directors may be fixed solely by resolution of the Board of Directors	32,989,681	25,787,774	65,811	325,113

Proposal 2E – Provision Limiting Forum for Certain Intracorporate Claims to Courts in the State of Delaware

The Company’s shareholders approved a resolution proposing the approval of a provision of the Delaware Certificate providing that, unless NextGen Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware) by the votes indicated below:

Proposal No. 2E	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision of the Delaware Certificate providing that, unless NextGen Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware)	37,512,205	21,194,662	136,579	325,113

Proposal 2F – Provision Requiring Causes of Action under the Securities Act to be Brought Exclusively in Federal District Courts in the United States

The Company’s shareholders approved a resolution proposing the approval of a provision of the Delaware Certificate requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States by the votes indicated below:

Proposal No. 2F	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision of the Delaware Certificate requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States	37,685,451	21,097,541	60,455	325,112

Proposal 2G – Provision for Proxy Access for Director Nominees by Stockholders

The Company’s shareholders approved a resolution proposing the approval of a provision in the Delaware Bylaws providing proxy access for director nominees by stockholders by the votes indicated below:

Proposal No. 2F	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of a provision in the Delaware Bylaws providing proxy access for director nominees by stockholders	48,143,365	10,642,921	57,160	325,113

Proposal 3 – Say-on-Pay

The Company’s shareholders rejected a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., “Say-on-Pay”):

Proposal No. 3	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the compensation for our named executive officers (i.e., “Say-on-Pay”)	16,702,178	40,268,587	1,871,678	325,116

Proposal 4 – Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2022 by the votes indicated below:

Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Resolution proposing the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022	58,661,778	402,492	104,291	N/A

Proposal 5 – Amendment and Restatement of 2015 Equity Incentive Plan

The Company’s shareholders approved the amendment and restatement of the Company’s 2015 Equity Incentive Plan by the votes indicated below:

Proposal No. 5	For	Against	Abstain	Broker Non-Votes
Resolution proposing the approval of the amendment and restatement of the Company’s 2015 Equity Incentive Plan	44,248,450	14,454,724	140,271	325,115

Proposal 6A – Election of Directors

The Company’s shareholders elected the following nominees to serve as directors of the Company for terms expiring at the Company’s 2022 Annual Meeting of Stockholders: Craig A. Barbarosh, George H. Bristol, Julie D. Klapstein, Jeffrey H. Margolis, Dr. Geraldine McGinty, Morris Panner, Dr. Pamela Puryear, Darnell Dent and David Sides. The tabulation of voting results for the election of directors is indicated below:

	For	Withheld	Broker Non-Votes
Company Nominees

Craig A. Barbarosh	33,224,933	10,842,338	325,109

George H. Bristol	43,637,633	429,638	325,109

Julie D. Klapstein	58,775,519	67,933	325,109

Jeffrey H. Margolis	34,977,943	9,089,328	325,109

Dr. Geraldine McGinty	58,774,604	68,848	325,109

Morris Panner	42,619,815	1,447,456	325,109

Dr. Pamela Puryear	58,779,967	63,485	325,109

Darnell Dent	58,767,784	66,668	325,109

David Sides	58,781,962	61,490	325,109

Razin Group Nominees

Sheldon Razin	14,764,862	11,319	0

Lance E. Rosenzweig	14,767,023	9,158	0

Kenneth H. Fearn, Jr.	14,767,023	9,158	0

Ruby Sharma	14,767,023	9,158	0

Item 8.01.	Other Events.

On October 13, 2021, the Company issued a press release announcing the voting results at the Annual Meeting based on a preliminary vote count. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 13, 2021, by and between NextGen Healthcare, Inc., a California corporation, and NextGen Healthcare, Inc., a Delaware corporation.

3.1	Certificate of Incorporation of NextGen Healthcare, Inc., a Delaware corporation.

3.2	Bylaws of NextGen Healthcare, Inc., a Delaware corporation.

4.1	Form of Certificate for Shares of Common Stock of NextGen Healthcare, Inc., a Delaware corporation.

10.1	NextGen Healthcare, Inc. Amended and Restated 2015 Equity Incentive Plan.

99.1	Press Release dated as of October 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTGEN HEALTHCARE, INC.

Date: October 19, 2021	By:	/s/ Jeff D. Linton
Jeffrey D. Linton
General Counsel and Secretary